EXHIBIT 10.1
Dated
STONEPATH HOLDINGS (HONG KONG) LIMITED
and
THE PERSONS NAMED IN SCHEDULE 1

DEBT RESTRUCTURING AGREEMENT

41st Floor
Edinburgh Tower
The Landmark
15 Queen’s Road Central
Hong Kong
Tel: (852) 2585 0888
Fax: (852) 2585 0800

THIS AGREEMENT is made on            2006
BETWEEN:-
(1)	STONEPATH HOLDINGS (HONG KONG) LIMITED, a company incorporated in Hong Kong and having its registered office at Unit 2602, 26/F, Miramar Tower, 132 Nathan Road, Tsimshatsui, Kowloon, Hong Kong (the “Company”); and

(2)	THE PERSONS named in Schedule 1 (together the “Subscribers”).
WHEREAS:-
(A)	As at the date of this Agreement, the Company is indebted to the Subscribers for the outstanding amounts in column (IV) of Schedule 1 set opposite their respective names in column (I) of Schedule 1 (the “Relevant Indebtedness”) in the aggregate amount of US$7,030,000.

(B)	The Subscribers wish to convert the Relevant Indebtedness into Notes subject to the terms and conditions of this Agreement.
NOW IT IS HEREBY AGREED AS FOLLOWS:-
1.	INTERPRETATION

1.1	In this Agreement, unless the context otherwise requires, the following expressions shall have the following meanings:-

Expression	Meaning
“Affiliates”	in relation to a person (or group of persons), any other person which directly or indirectly controls, is controlled by, or is under common control with such person (or group of persons);

“Agreed Form”	in relation to any document, the form of that document which has been initialled for the purpose of identification by the Company and the Security Agent (on behalf of the Subscribers);

“Business”	logistics services and related businesses;

“Business Day”	any day (other than a Saturday or Sunday or a day on which a tropical cyclone warning signal no.8 or above or a black rainstorm warning signal is hoisted in Hong Kong at any time between 9:00 a.m. and 5:00 p.m.) on which banks in Hong Kong are generally open for business;

“Certificates”	the certificates to be issued in respect of the Notes substantially in the form set out in Schedule A to the Instrument;

Expression	Meaning
“Completion”	completion of the transactions contemplated herein pursuant to Clause 5;

“Conditions”	the terms and conditions as set out in the Instrument to be attached to the Certificate; and “Condition” refers to the relative numbered paragraph of the Conditions;

“Financial Year”	a financial year for the purposes of the Companies Ordinance (Cap. 32 of the Laws of Hong Kong);

“Group”	the Company and the Subsidiaries for the time being and “Group Company” means any of them;

“HKLCCU”	has the meaning set out in Schedule 1;

“Hong Kong”	the Hong Kong Special Administrative Region of the People’s Republic of China;

“Instrument”	the instrument to be executed by the Company constituting the Notes in the form set out in Schedule 5;

“Listing Rules”	the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited;

“Noteholder(s)”	holder(s) of the Note(s) for the time being;

“Notes”	the series of secured notes due on 30 June 2008 to be issued in denomination of US$10,000 each by the Company as evidenced by the Certificates pursuant to the terms of the Instrument;

“Release”	in relation to each Relevant Indebtedness, the deed of release with respect to such Relevant Indebtedness, in the form set out in Schedule 6, to be executed by the relevant Subscriber in favour of the Company and delivered by such Subscriber to the Company at Completion;

“SBI”	has the meaning set out in Schedule 1;

“Security Agent”	SBI Brightline LLC, in its capacity as security agent on behalf of the Noteholders in respect of the Security Documents;

“Security Documents”	has the meaning set out in the Instrument;

“Subsidiaries”	in relation to the Company, its subsidiaries (as the term is defined in the Companies Ordinance (Cap. 32 of the Laws of Hong Kong)) including

Expression	Meaning
the entities whose basic details are set out in Part B of Schedule 2;

“Tax”	includes all forms of tax, levy, duty, charge, impost, fee, deduction or withholding of any nature now or hereafter imposed, levied, collected, withheld or assessed by any taxing or other authority and includes any interest, additional tax, penalty or other charge payable or claimed in respect thereof;

“Transaction Documents”	has the meaning ascribed thereto in Clause 10;

“US$”	United States dollars, the lawful currency of the United States of America; and

“Warranties”	the representations and warranties set out in Schedule 4 given pursuant to Clause 3 and “Warranty” shall be construed accordingly.
1.2	Except as otherwise expressly provided, expressions defined in the Companies Ordinance (Cap. 32 of the Laws of Hong Kong) as at the date hereof have the same meanings when used in this Agreement.

1.3	A reference to a statute or statutory provision includes a reference:-
(a)	to that statute or provision as from time to time modified or re-enacted;

(b)	to any repealed statute or statutory provision which it re-enacts (with or without modification); and

(c)	to any orders, regulations, instruments or other subordinate legislation made under the relevant statute or statutory provision.
1.4	Unless the context otherwise requires:-
(a)	words in the singular include the plural, and vice versa;

(b)	words importing any gender include all genders; and

(c)	a reference to a person includes a reference to a body corporate and to an unincorporated body of persons, and vice versa.
1.5	A reference to a Recital, Clause, Sub-clause or Schedule is to a recital, clause and sub-clause of, or schedule to, this Agreement respectively.

1.6	The headings are for convenience only and do not affect interpretation of this Agreement.

1.7	The obligations of the Subscribers shall be several and not joint.

2.	ISSUE OF THE NOTES

2.1	It is acknowledged and agreed that as at the date hereof, the Company is indebted to the Subscribers in respect of the Relevant Indebtedness as set out in Schedule 1.

2.2	Subject to the terms of this Agreement, the Company shall at Completion issue to each of the Subscribers the number of Notes for the aggregate amount in column (III) of Schedule 1 set opposite its name in column (I) of Schedule 1 and in consideration of such issue, each of the Subscribers hereby irrevocably releases, forever discharges and agrees not to make any past, present or future claims, demands, alleged obligations or liabilities or causes of action of whatsoever nature absolutely arising out of, resulting from or in connection with the Relevant Indebtedness and shall cancel the amount of the Relevant Indebtedness or any documents or agreements relating thereto (save for the charge created by the Company pursuant to an amended and restated security deed dated 10 August 2006) absolutely owing from the Company to the Subscribers as at the date of this Agreement referred to in column (IV) of Schedule 1 set opposite their respective names in column (I) of Schedule 1.

2.3	The Company shall, within seven (7) Business Days following the written demand by the Subscribers specifying the amount of the costs and expenses to be reimbursed by the Company pursuant to Clause 10, issue additional Notes in an amount equivalent to such costs and expenses to the Subscribers.

2.4	Each of the Notes shall be issued at its full face value and on the terms and subject to the Conditions.

3.	WARRANTIES

3.1	The Company represents and warrants to the Subscribers that each of the Warranties is true and accurate in all material respects and not misleading in any material respect except as specifically and fairly disclosed in Schedule 8. The Warranties are given on and as at the date hereof with respect to the facts and circumstances subsisting at the date hereof. In addition, the Warranties shall be deemed to be repeated on and as at the date of Completion by reference to the facts and circumstances subsisting as at that date and on the basis that any reference in the Warranties to the date hereof is substituted by a reference to that date.

3.2	The Company undertakes that it shall procure that no act shall be performed or omission allowed by any Group Company at any time up to and including the time of Completion which would result in any of the Warranties being untrue or breached or misleading in any material respect during such interval.

3.3	The Company agrees and acknowledges that the Subscribers are entering into this Agreement in reliance upon representations in the terms of the Warranties which represent an inducement to the Subscribers to enter into this Agreement.

3.4	The Company undertakes to disclose in writing to the Subscribers anything which is or may constitute a material breach of or be inconsistent with any of the Warranties in any material respect immediately when it comes to its notice before Completion.

3.5	Each of the Warranties shall be construed as a separate and independent warranty and (except where expressly provided to the contrary) shall not be limited or restricted by reference to or inference from the terms of any other Warranty or any other term of this Agreement.

3.6	The Company will indemnify the Subscribers from and against any loss, liability, cost, claim, action, demand or expense (including, but not limited to, all reasonable costs,

charges and expenses properly paid or incurred in settling, disputing or defending any of the foregoing) which the Subscribers would incur or which would be made against the Subscribers arising out of or in relation to or in connection with the enforcement by the Subscribers of any of the provisions of this Agreement as a result of any breach by the Company or any other Group Company where applicable or any Warranties, or any other undertaking or obligation contained in this Agreement.

4.	COVENANTS UP TO COMPLETION

4.1	Save as required by this Agreement, the Company shall procure that no Group Company shall prior to Completion and without the prior written consent of the Subscribers:-
(a)	grant any option or right of pre-emption over any shares or any securities convertible or exchangeable into shares; or

(b)	create, issue, purchase or, to the extent permitted by law, redeem any class of share or loan capital; or

(c)	in any way depart from the ordinary course of its day-to-day business or enter into any agreement, transaction or commitment otherwise than in its ordinary course of business and/or otherwise than on an arm’s length basis; or

(d)	pass any resolution in general meeting or change its memorandum and articles of association other than any matters or amendments (as the case may be) that do not affect directly or indirectly the rights of the Subscribers under this Agreement or the transactions contemplated herein; or

(e)	agree, conditionally or otherwise, to do any of the matters referred to in Sub-clause 4.1 (a) to (d); or

(f)	do or omit to do or cause or allow to be done or omitted to be done any act or thing which would result in a breach of the obligations of the Company under Sub-clause 4.1.
4.2	The Company will immediately notify the Subscribers in writing of any matter or thing which arises or becomes known to it before Completion which:-
(a)	constitutes (or would after the lapse of time constitute) a misrepresentation or a material breach of any of the Warranties in any material respect or the undertakings or other provisions set out in this Agreement; or

(b)	has a material adverse effect on the business or financial condition of the Group as a whole (as presently carried on).
5.	COMPLETION

Subject to the terms of this Agreement, Completion shall take place immediately after the signing of this Agreement (or at such other time, date and/or place as the parties hereto may agree in writing) when all, but not part only, of the following transactions shall be effected:-
(a)	the Company shall duly execute under seal the Instrument;

(b)	the Company shall issue under seal and deliver to the Security Agent certificates evidencing title to the Notes in the names and numbers set out in Schedule 1 in accordance with Sub-clause 2.2;

(c)	the Subscribers shall execute and deliver to the Company the Releases in respect of the Relevant Indebtedness; and

(d)	the Company shall deliver to the Security Agent the documents referred to in column (2) of Schedule 7 to be provided by the Company at Completion duly executed by the parties thereto (other than the Security Agent).
6.	POST-COMPLETION UNDERTAKING

The Company hereby irrevocably undertakes:
(a)	as soon as practicable and in any event within 20 Business Days after Completion, to use its best efforts to deliver to the Security Agent the documents referred to in column (3) of Schedule 7 to be provided by the Company by using its best endeavours after Completion;

(b)	as soon as practicable and in any event within 20 Business Days after Completion, to use its best efforts to procure that the Company has appointed a majority of the members of the board of directors for the time being of all the Company’s Subsidiaries and to deliver to the Security Agent (i) satisfactory evidence of such appointment, (ii) undated resignation letter of each of the nominee for the time being appointed by the Company to the board of directors of its Subsidiaries and undated board resolutions of its Subsidiaries on terms reasonably satisfactory to the Security Agent.

(c)	provide not less than three (3) quotations or proposals from independent financial institutions of the credit insurances referred to in Condition 11(L) of the Notes within twenty (20) Business Days from the date of this Agreement.
7.	ANNOUNCEMENTS

Subject to compliance with the Listing Rules and any applicable statutory or regulatory rules and other than such disclosure as may be required by law, The Stock Exchange of Hong Kong Limited or other competent authority or for the performance of any obligations under this Agreement or in relation to information coming into the public domain otherwise than by breach on the part of the disclosing party of its confidentiality obligations under this Agreement, none of the parties shall, directly or indirectly, make any announcement or disclose any information in relation to this Agreement or any matter in connection herewith without the prior written consent of the other parties (which consent shall not be unreasonably withheld or delayed).

8.	GENERAL PROVISIONS

8.1	Each of the parties undertakes to the others to execute or procure to be executed all such documents and to do or procure to be done all such other acts and things within its power as may be reasonable and necessary to give effect to the transactions contemplated by this Agreement.

8.2	This Agreement shall be binding on and enure for the benefit of the successors and permitted assigns of each of the parties but, except as expressly provided herein, no party shall assign or transfer all or any of its rights or obligations hereunder without the prior written consent of the other parties.

8.3	The exercise of or failure to exercise any right or remedy in respect of any breach of this Agreement shall not, save as provided herein, constitute a waiver by such party of any other right or remedy it may have in respect of that breach.

8.4	Any provision of this Agreement which is capable of being performed after Completion but which has not been performed at or before Completion and all Warranties and other undertakings contained in or entered into pursuant to this Agreement shall remain in full force and effect notwithstanding Completion.

8.5	This Agreement (together with any documents referred to herein) constitutes the entire agreement between the parties with respect to its subject matter (and no party has relied on any representation or warranty made by any other party which is not contained in this Agreement) and no variation of this Agreement shall be effective unless made in writing and signed by all of the parties.

8.6	This Agreement supersedes all and any previous agreements, arrangements or understandings between the parties relating to the matters referred to in this Agreement and all such previous agreements, understandings or arrangements (if any) shall cease and determine with effect from the date hereof.

8.7	If at any time any provision of this Agreement is or becomes illegal, void or unenforceable in any respect, such provision shall be severed from this Agreement and the remaining provisions hereof shall in no way be affected or impaired thereby.

8.8	Time shall be of the essence of this Agreement.

8.9	This Agreement may be executed in any number of counterparts or duplicates each of which shall be an original but such counterparts or duplicates shall together constitute one and the same instrument. A party may execute this Agreement on a facsimile copy counterpart and deliver its signature and seal by facsimile.

9.	NOTICES

9.1	Any notice or other communication given or made under this Agreement shall be in writing.

9.2	Any such notice or other communication shall be addressed as provided in this Clause and, if so addressed, shall be deemed to have been duly given or made as follows:-
(a)	if sent by personal delivery, upon delivery at the address of the relevant party;

(b)	if sent by registered post, two Business Days (7 Business Days if posted by airmail from or to an overseas address) after the date of posting; and

(c)	if sent by facsimile, upon despatch to the facsimile number of the recipient, with the production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient.
9.3	The relevant address and facsimile number of each party for the purposes of this Agreement are as follows:-

Name of party	Address	Facsimile No.	Attention
Stonepath Holdings (Hong Kong) Limited	Unit 2602, 26/F Miramar Tower 132 Nathan Road Tsimshatsui, Kowloon Hong Kong	+852 2377 0909	Isabel Tam

Subscribers	Please refer to Schedule 1
9.4	A party may notify the other parties to this Agreement of a change to its name, address or facsimile number for the purpose of Sub-clause 9.3 PROVIDED THAT such notification shall only be effective on:-
(a)	if Sub-clause (b) does not apply, the date specified in the notification as the date on which the change is to take place; or

(b)	if no date is specified or the date specified is less than five Business Days after the date on which the notice is given, the date falling five Business Days after notice of any such change has been given.
10.	COSTS AND EXPENSES

The Company will pay all costs and expenses incurred by it in relation to the preparation, negotiation and execution of this Agreement, the Security Documents and any other document referred to therein (the “Transaction Documents”). The Company shall reimburse the Subscribers for all costs and expenses incurred by them or on its behalf by the Security Agent in connection with the preparation, negotiation and execution of the Transaction Documents (including but not limited to all filing and search fees and all legal expenses incurred by the Subscribers, and the consummation of the transactions contemplated thereby) by way of the issue of the additional Notes referred to in Sub-clause 2.3.

11.	GOVERNING LAW AND JURISDICTION

This Agreement shall be governed by and construed in accordance with the laws of Hong Kong and each party hereby submits to the non-exclusive jurisdiction of the courts of Hong Kong.

12.	PROCESS AGENT

Each of the following parties hereby irrevocably appoints the person set opposite its name below as its agent to receive on its behalf service of proceedings issued out of the courts of Hong Kong in any action or proceedings arising out of or in connection with this Agreement, the Notes, the Conditions and/or the Certificates. In the event of such agent ceasing to act, the relevant parties shall immediately appoint another person as its agent for such purpose and give notice in writing of such appointment to all the other parties:

Parties	Names & addresses of agents
SBI Brightline, LLC	Bedrock China Futures, Limited.
Room 4301 – 09,Jardine House,
One Connaught Place, Central,
Hong Kong

Hong Kong League Central Credit Union	Bedrock China Futures, Limited.
Room 4301 – 09,Jardine House,
One Connaught Place, Central,
Hong Kong
     AS WITNESS the parties hereto have duly signed this Agreement the day and year first above written.

Schedule 1
The Subscribers

(I)	(II)	(III)	(IV)
Name	Address / Fax / Attention	Principal Amount of Notes	Relevant Indebtedness
SBI Brightline, LLC (“SBI”) (a company incorporated in Delaware, the United States of America)	c/o Bedrock China Futures, Limited. Room 4301 – 09, Jardine House, One Connaught Place, Central, Hong Kong Fax : 2533 3781 Attention: Mr. Shelly Singhal CEO	US$2,500,000	US$2,500,000 and which remains unpaid to SBI on the date hereof under the Amended and Restated Term Credit Agreement dated June 22, 2006 between the Company and SBI

Hong Kong League Central Credit Union (“HKLCCU”) a Hong Kong credit union	c/o Bedrock China Futures, Limited. Room 4301 – 09, Jardine House, One Connaught Place, Central, Hong Kong Fax : 2533 3781 Attention: Mr. Shelly Singhal CEO	US$4,530,000	US$4,530,000 and which remains unpaid to HKLCCU on the date hereof pursuant to the redemption of the preferred shares issued by the Company to HKLCCU prior to the date hereof

Schedule 2
Part A
Information about the Company
Stonepath Holdings (Hong Kong) Limited

Date of incorporation:	October 2, 2002

Place of incorporation:	Hong Kong

Registered Number:	816242

Address of registered office:	Unit 2602, 26/F., Miramar Tower
132 Nathan Road
Tsimshatsui, Kowloon
Hong Kong

Authorised share capital:	HK$10,000

Issued share capital:	HK$100

Shareholders:	Stonepath Group, Inc. (100%)

Directors:	PELINO Dennis Lindsay
TOTAH Jason Fayez (will resign)
AROVAS Robert

Financial Year End:	November 30

Auditors:	Grant Thornton

Main business:	Investment holding and provision of management services to its subsidiaries

Place of business:	Hong Kong

Schedule 2
Part B
Information about the Subsidiaries
(1) Stonepath Freight Express (Hong Kong) Limited

Date of incorporation:	April 28, 2005

Place of incorporation:	Hong Kong

Registered Number:	967131

Address of registered office:	Unit 2602, 26/F., Miramar Tower
132 Nathan Road
Tsimshatsui, Kowloon
Hong Kong

Authorised share capital:	HK$2,000,000

Issued share capital:	HK$2,000,000

Shareholders:	Stonepath Holdings (Hong Kong) Limited (2,000,000 shares)

Directors:	TOTAH Jason Fayez (will resign)
ROBERT Arovas

Financial Year End:	November 30

Auditors:	Grant Thornton

Main business:	Air Freight Forwarding

Place of business:	Hong Kong

(2) Stonepath Logistics (Hong Kong) Limited

Date of incorporation:	November 18, 2002

Place of incorporation:	Hong Kong

Registered Number:	822035

Address of registered office:	Unit 2602, 26/F., Miramar Tower
132 Nathan Road
Tsimshatsui, Kowloon
Hong Kong

Authorised share capital:	HK$10,000

Issued share capital:	HK$200

Shareholders:	Stonepath Holdings (Hong Kong) Limited (140 shares)
East Ocean Logistics Limited (60 shares)

Directors:	TOTAH Jason Fayez (will resign)
KOO Yiu Wah
AROVAS Robert

Financial Year End:	November 30

Auditors:	Grant Thornton

Main business:	Freight Forwarding

Place of business:	Hong Kong

(3) Stonepath Logistics (Asia Pacific) Pte Ltd.

Date of incorporation:	September 27, 2004

Place of incorporation:	Singapore

Registered Number:	200412348E

Address of registered office:	8 Shenton Way, #27-01 Temasek Tower
Singapore 068811

Authorised share capital:	S$100,000,000

Issued share capital:	S$1

Shareholders:	Stonepath Holdings (Hong Kong) Limited (1 share)

Directors:	TOTAH Jason Fayez
LAW Teck Wah

Financial Year End:	November 30

Auditors:	Not yet appointed , dormant company

Main business:	Holding company

Place of business:	Singapore

(4) G Link Express Freight (Asia Pacific) Pte Ltd.

Date of incorporation:	September 28, 2004

Place of incorporation:	Singapore

Registered Number:	200412366H

Address of registered office:	8 Shenton Way #27-01
Temasek Tower
Singapore

Authorised share capital:	S$10,000,000

Issued share capital:	$1

Shareholders:	Stonepath Logistics (Asia Pacific) Pte. Ltd. (1 share)

Directors:	TOTAH Jason Fayez
LAW Teck Wah
AROVAS Robert

Financial Year End:	November 30

Auditors:	Grant Thornton

Main business:	Freight Forwarding

Place of business:	Singapore

(5) G Link Express Logistics (Singapore) Pte. Ltd.

Date of incorporation:	July 29, 2003

Place of incorporation:	Singapore

Registered Number:	200307186E

Address of registered office:	8 Shenton Way #27-01
Temasek Tower
Singapore

Authorised share capital:	S$5,000,000

Issued share capital:	S$3,000,000

Shareholders:	Stonepath Holdings (Hong Kong) Limited (210,000 shares )
G Link Express Logistics (Singapore) Pte. Ltd.(90,000 shares)

Directors:	TAN Kheng He Peter
LIM Hak Leng
CHAN Tuck Hoe Mark

Financial Year End:	November 30

Auditors:	Grant Thornton

Main business:	Freight forwarding

Place of business:	Singapore

(6) G Link Express Logistics (Cambodia) Limited

Date of incorporation:	March 24, 2004

Place of incorporation:	Cambodia

Registered Number:	MOC No 447 PN.NTK

Address of registered office:	No. 4 Street 242 Sangkat Boeng Prolit
Khan 7 Makara
Phnom Penh
Cambodia

Authorised share capital:	20,000,000 Riel

Issued share capital:	20,000,000 Riel

Shareholders:	Stonepath Holdings (Hong Kong) Limited (100%)
(Note: 30% minority shares not yet allotted)

Directors:	SOON Chin Tee Mike
LIM Hak Leng Daniel
TAN Kheng He Peter

Financial Year End:	November 30

Auditors:	Grant Thornton

Main business:	Freight forwarding

Place of business:	Cambodia

(7) G Link Express Logistics (Penang) Sdn. Bhd

Date of incorporation:	March 26, 2004

Place of incorporation:	Malaysia

Registered Number:	646892 -V

Address of registered office:	18-22-A1 Gurney Tower
Persiaran Gurney, 10250
Penang
Malaysia

Authorised share capital:	RM100,000

Issued share capital:	RM100,000

Shareholders:	Stonepath Holdings (Hong Kong) Limited (70,000shares)
YEOH Peggy (6,000 shares)
CHAN Kok On (6,000 shares)
LIM Hak Leng (5,500 shares)
LAW Teck Wah (5,500 shares)
TAN Kheng He Peter (5,500 shares)
HIA Chun Yong (1,500 shares)

Directors:	YEOH Peggy
CHAN Kok On
LIM Hak Leng
LAW Teck Wah
TAN Kheng He Peter

Financial Year End:	November 30

Auditors:	Yeang & Co, Chartered Accountants

Main business:	Freight forwarding

Place of business:	Penang, Malaysia

(8) G Link Express Logistics (KL) Sdn. Bhd.

Date of incorporation:	March 26, 2004

Place of incorporation:	Malaysia

Registered Number:	646891-U

Address of registered office:	18-22-A1 Gurney Tower
Persiaran Gurney, 10250
Penang
Malaysia

Authorised share capital:	RM100,000

Issued share capital:	RM2

Shareholders:	Stonepath Holdings (Hong Kong) Limited (2 shares)
Shares to minorities not yet allotted

Directors:	YEOH Peggy
CHAN Kok On
LIM Hak Leng
LAW Teck Wah
TAN Kheng He Peter

Financial Year End:	November 30

Auditors:	Jay Julian and Company, Chartered Accountants

Main business:	Freight forwarding

Place of business:	Kuala Lumpur, Malaysia

(9) G Link Express Logistics (JB) Sdn. Bhd.

Date of incorporation:	March 26, 2004

Place of incorporation:	Malaysia

Registered Number:	646890-K

Address of registered office:	18-22-A1 Gurney Tower
Persiaran Gurney, 10250
Penang
Malaysia

Authorised share capital:	RM100,000

Issued share capital:	RM100,000

Shareholders:	Stonepath Holdings (Hong Kong) Limited (70,000 shares)
CHAI Kin Heong (6,000 shares)
LIM Hak Leng (8,000 shares)
LAW Teck Wah (8,000 shares)
TAN Kheng He Peter (8,000 shares)

Directors:	YEOH Peggy
CHAI Kin Heong
LIM Hak Leng
LAW Teck Wah
TAN Kheng He Peter

Financial Year End:	November 30

Auditors:	Yeang & Co, Chartered Accountants

Main business:	Freight forwarding

Place of business:	Johor Bahru, Malaysia

(10) Planet Logistics Express (Singapore) Pte. Ltd

Date of incorporation:	December 4, 2003

Place of incorporation:	Singapore

Registered Number:	200312364D

Address of registered office:	150 Beach Road
#32-00 Gateway West
Singapore

Authorised share capital:	S$4,000,000

Issued share capital:	S$1,800,000

Shareholders:	Stonepath Holdings (Hong Kong) Limited (245,000 shares)
Planet Logistics Pte Ltd (105,000 shares)

Directors:	QUEK Kok Heng Eddy
TAN Bee Hoon Winnie
PELINO Dennis Lindsay
TOTAH Jason Fayez (will resign)
AROVAS Robert

Financial Year End:	November 30

Auditors:	Grant Thornton

Main business:	Freight forwarding

Place of business:	Singapore

(11) Group Logistics Pte. Ltd

Date of incorporation:	April 22, 2003

Place of incorporation:	Singapore

Registered Number:	200303653C

Address of registered office:	257 Selegie Road
#03-368 Selegie Complex
Singapore

Authorised share capital:	S$1,000,000

Issued share capital:	S$500,000

Shareholders:	Stonepath Holdings (Hong Kong) Limited (350,000 shares)
QUEK Kok Heng Eddy (75,000 shares)
KER Chuen Kiat Aaron (37,500 shares)
South China Investments (37,500 shares)

Directors:	QUEK Kok Heng Eddy
LAW Teck Wah

Financial Year End:	November 30

Auditors:	Grant Thornton

Main business:	Freight forwarding

Place of business:	Singapore

(12) Shaanxi Sunshine Cargo Service Company Limited

Date of incorporation:	October 24, 2003

Place of incorporation:	Xian, PRC

Registered Number:	6101000460

Address of registered office:	Room 501, Building C
Golden Leaf Homeland (Jin Ye Jia Yuan)
100 West Portion of 2nd Circular Road South
Xian
PRC

Authorised share capital:	RMB16,500,000

Issued share capital:	RMB16,500,000

Shareholders:	Stonepath Logistics International Services Inc. ( in the process of changing name to Stonepath Holdings (Hong Kong) Limited (RMB9,075,000 )
Shaanxi Xiangyu Logistics Company Limited (RMB6,600,000)
Xian Huijie Industry and trading Company Limited (RMB825,000)

Legal Representative:	TSAI Ye-Wei

Financial Year End:	December 31

Auditors:	Grant Thornton

Main business:	Freight forwarding

Place of business:	PRC

(13) Shaanxi Sunshine Cargo Service (Hong Kong) Company Limited

Date of incorporation:	March 4, 2004

Place of incorporation:	Hong Kong

Registered Number:	886611

Address of registered office:	Unit 2602, 26/F., Miramar Tower
132 Nathan Road
Tsimshatsui, Kowloon
Hong Kong

Authorised share capital:	HK$10,000

Issued share capital:	HK$100

Shareholders:	Stonepath Holdings (Hong Kong) Limited (55 shares)
TSAI Ye-Wei (45shares)

Directors:	PELINO Dennis Lindsay
TOTAH Jason Fayez ( will resign)
AROVAS Robert
TSAI Ye-Wei
YANG Yi-Feng

Financial Year End:	November 30

Auditors:	Grant Thornton

Main business:	Freight forwarding

Place of business:	Hong Kong

(14) Stonepath Logistics (China) Limited

Date of incorporation:	April 28, 2005

Place of incorporation:	Hong Kong

Registered Number:	967132

Address of registered office:	Unit 2602, 26/F., Miramar Tower
132 Nathan Road
Tsimshatsui, Kowloon
Hong Kong

Authorised share capital:	HK$10,000

Issued share capital:	HK$10,000

Shareholders:	Stonepath Holdings (Hong Kong) Limited (5,500 shares)
TSAI Ye-Wei (4,500 shares)

Directors:	PELINO Dennis Lindsay
TOTAH Jason Fayez (will resign)
TSAI Ye-Wei

Financial Year End:	November 30

Auditors:	Grant Thornton

Main business:	Freight forwarding

Place of business:	Hong Kong

Schedule 3
Group Structure

Schedule 4
The Warranties
A.	Business of the Group

The Group is not engaged in any business activity other than the Business. The structure of the Group is as set out in Schedule 3.

B.	Capacity of the Company
(i)	The Company has the requisite power and authority to enter into and perform this Agreement and all the Transaction Documents to which the Company is a party to be executed by it pursuant to this Agreement.

(ii)	This Agreement constitutes, and all the Transaction Documents to which the Company is a party to be executed and delivered by the Company pursuant to this Agreement will, when executed, constitute, binding obligations of the Company in accordance with their respective terms.

(iii)	The execution and delivery of, and the performance by the Company of its obligations under this Agreement, and all the Transaction Documents to which the Company is a party to be executed by it pursuant to this Agreement, will not:-
(a)	result in a breach of any provision of the memorandum and articles of association of the Company;

(b)	result in a breach of, or constitute a default under, any instrument to which the Company is a party or by which the Company is bound; or

(c)	result in a breach of any order, judgement or decree of any court or governmental agency to which the Company is a party or by which the Company is bound.
C.	Group structure, etc.
(i)	There is no agreement or commitment outstanding which calls for the allotment, issue or transfer of, or accords to any person the right to call for the allotment or issue of, any share or debentures in or securities of the Company or any Group Company other than the Notes pursuant to this Agreement.

(ii)	The Company does not have any interest in the capital of any body corporate other than the Subsidiaries referred to in Schedule 2.

(iii)	The Company does not act or carry on business in partnership with any other person and is not a member (otherwise than through the holding of share capital) of any body corporate or unincorporated and does not hold any share or securities which is not fully paid up or which carries any liability.
D.	Accuracy and adequacy of information
(i)	All information set out in this Agreement is true complete and accurate in all material respects and is not misleading in any material respect due to any omission or ambiguity or for any other reason.

(ii)	All information given by or on behalf of the Company set forth herein relating to the business, activities, affairs or assets or liabilities of any Group Company was, when given, and is true and accurate in all material respects.

(iii)	The copies of the memorandum and articles of association and any other constitutional documents of the Company and the Subsidiaries supplied to the Subscribers by or on behalf of the Company are complete and accurate in all aspects, having attached to them copies of all resolutions and other documents required by law to be so attached.

(iv)	All documents which are required to be delivered by each Group Company to the relevant registrar of companies (or other governmental, regulatory or other public body or agency) under the applicable law and regulations to which such Group Company is subject have been properly so delivered.
E.	Shareholders’ arrangements

There is no shareholders, joint venture or similar agreement between the Company and the other shareholders of the Subsidiaries of the Company which are not wholly-owned by the Company, regulating the transfer of shares or management or operations in such Subsidiaries.

F.	Contracts and commitments
(i)	There are no material breaches of, or any invalidity, or grounds for determination of, any agreement to which a Group Company is a party or, to the best of the knowledge or belief of the directors of the Company having made all reasonable enquiries, of any outstanding allegation of the foregoing.

(ii)	No Group Company is a party to any contract which relates to matters not within the ordinary business of the Group and for this purpose “contract” includes any understanding, arrangement or commitment that is legally binding on any Group Company however described.
G.	Working capital

The Group has sufficient working capital for its present requirements (that is to say, to enable it to continue to carry on the Business in its present form and at the present level of turnover) and for the purpose of performing in accordance with the terms of all orders, projects and contractual obligations which have been placed with or undertaken by it.

H.	Liabilities
(i)	No Group Company has received any notice to repay under any agreement relating to borrowing or indebtedness in the nature of borrowing on its part which is repayable on demand, and no event of default has occurred under any agreement relating to any other borrowing or indebtedness.

(ii)	No Group Company is a party to any contract or guarantee, indemnity of surety or any contract to secure an obligation of any third party, other than another Group Company.
I.	Insolvency
(i)	No order has been made and no resolution has been passed for the winding up, liquidation or bankruptcy of any Group Company and no petition has been presented and no meeting has been convened for the purpose of the winding up, liquidation or bankruptcy of any Group Company.

(ii)	No receiver has been appointed in respect of any Group Company of all or a substantial part of its assets.

(iii)	No Group Company is insolvent or unable to pay its debts within the meaning of section 6A of the Bankruptcy Ordinance (Cap. 6 of the Laws of Hong Kong) or section 178 of the Companies Ordinance (Cap. 32 of the Laws of Hong Kong), as the case may be, or has stopped paying its debts as they fall due.

(iv)	No event analogous to any of the foregoing has occurred in or outside Hong Kong in relation to any Group Company.

(v)	No unsatisfied judgement in a material amount in the context of the Group as a whole is outstanding against any Group Company.

(vi)	No guarantee, loan capital, borrowed money or interest of any Group Company of a material nature in the context of the Group as a whole is overdue for payment, and no other obligation or indebtedness of any Group Company in a material amount in the context of the Group as a whole is overdue for performance or payment.
J.	Litigation
No Group Company is engaged in any litigation or arbitration, administrative or criminal proceedings involving a sum in excess of US$50,000 or its equivalent in any other currency per claim, whether as plaintiff, defendant or otherwise, and, to the best of the knowledge or belief of the Company, no litigation or arbitration, administrative or criminal proceedings of a material nature in the context of the Group as a whole by or against any Group Company is pending or expected.
K.	Delinquent and wrongful acts

(i)	No Group Company has committed or is liable for any criminal, illegal, unlawful or unauthorised act or breach of any obligation or duty the liability for or breach of which would materially and adversely affect the business or financial position of the Group as a whole, whether imposed by or pursuant to statute, contract or otherwise, and no claim is or remains outstanding against any Group Company that it has committed or is liable for the same.

(ii)	To the best of the knowledge or belief of the directors of the Company having made all reasonable enquiries, no investigation or enquiry is being or has been conducted by any governmental or other body in respect of the affairs of any Group Company.
L.	Related-party transactions
(i)	Save those matters disclosed by the holding company of the Company, Stonepath Group, Inc. in the relevant SEC filings, there is no contract or arrangement in respect of which obligations are still outstanding, to which any Group Company is, or was, a party or in which the shareholders of the Company are beneficially interested or any Affiliates, associates (as defined in the Listing Rules) of the Group Companies is, or has been, interested, either directly or indirectly.

(ii)	There is loan or amount outstanding between the Company and holding company or between the Company’s Subsidiaries and their respective shareholders (other than the Company).

Schedule 5
Instrument

Schedule 6
Form of Deed of Release
To:
STONEPATH HOLDINGS (HONG KONG) LIMITED (“Company”)
Unit 2602, 26/F, Miramar Tower,
132 Nathan Road,
Tsimshatsui, Kowloon,
Hong Kong
RELEASE OF RELEVANT INDEBTEDNESS
     We refer to the amounts owed by you to us as set out in Schedule 1 of the debt restructuring agreement dated [•] 2006 (the “Relevant Indebtedness”).
     We hereby irrevocably and unconditionally release, forever discharge and agree not to make any past, present or future claims, demands, alleged obligations or liabilities or causes of action of whatsoever nature absolutely arising out of, resulting from or in connection with the Relevant Indebtedness and hereby cancel, release and discharge absolutely the Relevant Indebtedness (as to SBI Brightline, LLC for the sum of: US$2,500,000 and as to Hong Kong League Central Credit Union for the sum of US$4,530,000) or any documents or agreements relating thereto (save for the charge created by the Company pursuant to an amended and restated security deed dated 10 August 2006) owing by you to us as at the date of this letter.

Executed as a deed
for and on behalf of
SBI Brightline, LLC

Executed as a deed
for and on behalf of
Hong Kong League Central Credit Union

Schedule 7
List of Deliverables

(3)
To be provided by
		(2)	the Company by
		To be provided by	using its best
(1)		the Company at	endeavours after
Document		Completion	Completion
A.	Debt Restructuring Agreement

	Instrument executed by the Company constituting the series of Notes	Ö

	Certificates evidencing title to the Notes issued under seal by the Company	Ö

	Share charge over the shares of G Link Express Logistics (Singapore) Pte. Ltd. executed by the Company and SBI as security agent (the “Singapore Share Charge”)		Ö

	Share charge over the shares of Stonepath Logistics (Hong Kong) Limited, Stonepath Freight Express (Hong Kong) Limited, Stonepath Logistics (China) Limited and Shaanxi Sunshine Cargo Service (Hong Kong) Company Limited executed by the Company and SBI as security agent (the “HK Share Charge”)	Ö

	Share charge over the shares of G Link Express Logistics (KL) Sdn. Bhd., G Link Express Logistics (Penang) Sdn. Bhd. and G Link Express Logistics (JB) Sdn. Bhd executed by the Company and SBI as security agent (the “Malaysia Share Charge”)		Ö

	Share charge over the shares of Shaanxi Sunshine Cargo Service Co., Ltd executed by the Company and SBI as security agent (the “PRC Share Charge”)		Ö

	Share charge over the shares of the Company executed by Stonepath Group, Inc. and SBI as security agent (the “Holdco Share Charge”)		Ö

B.	Singapore Share Charge

	Certificates in respect of the charged shares		Ö

	Transfer forms for the transfer of shares in G Link Express Logistics (Singapore) Pte. Ltd. duly executed by the Company in blank		Ö

(3)
To be provided by
		(2)	the Company by
		To be provided by	using its best
(1)		the Company at	endeavours after
Document		Completion	Completion
	Signed undated letters of resignation from each director of G Link Express Logistics (Singapore) Pte. Ltd.		Ö

	Board resolutions in writing in the form set out in Schedule 3 of the HK Share Charge signed by every director of G Link Express Logistics (Singapore) Pte. Ltd.		Ö

C.	HK Share Charge

	Certificates in respect of the charged shares of:	Ö

(a) Stonepath Logistics (Hong Kong) Limited
(b) Stonepath Freight Express (Hong Kong) Limited
(c) Shaanxi Sunshine Cargo Service (Hong Kong) Company Limited
(d) Stonepath Logistics (China) Limited

	Instrument of Transfer and contract notes duly executed by the Company in blank for the transfer of shares in:	Ö

(a) Stonepath Logistics (Hong Kong) Limited
(b) Stonepath Freight Express (Hong Kong) Limited
(c) Shaanxi Sunshine Cargo Service (Hong Kong) Company Limited
(d) Stonepath Logistics (China) Limited

	Signed undated letters of resignation from each director of:	Ö

(a) Stonepath Logistics (Hong Kong) Limited
(b) Stonepath Freight Express (Hong Kong) Limited
(c) Shaanxi Sunshine Cargo Service (Hong Kong) Company Limited
(d) Stonepath Logistics (China) Limited

	Board resolutions in writing in the form set out in Schedule 3 of the HK Share Charge signed by every director of :	Ö

(a) Stonepath Logistics (Hong Kong) Limited
(b) Stonepath Freight Express (Hong Kong) Limited
(c) Shaanxi Sunshine Cargo Service (Hong Kong) Company Limited
(d) Stonepath Logistics (China) Limited

(3)
To be provided by
		(2)	the Company by
		To be provided by	using its best
(1)		the Company at	endeavours after
Document		Completion	Completion
D.	Malaysia Share Charge

	Certificates in respect of the charged shares of:		Ö

(a) G Link Express Logistics (JB) Sdn. Bhd.
(b) G Link Express Logistics (Penang) Sdn. Bhd.
(c) G Link Express Logistics (KL) Sdn. Bhd.

	Instrument of Transfer duly executed by the Company in blank for the transfer of shares in:		Ö

(a) G Link Express Logistics (JB) Sdn. Bhd.
(b) G Link Express Logistics (Penang) Sdn. Bhd.
(c) G Link Express Logistics (KL) Sdn. Bhd.

	Signed undated letters of resignation from each director of:		Ö

(a) G Link Express Logistics (JB) Sdn. Bhd.
(b) G Link Express Logistics (Penang) Sdn. Bhd.
(c) G Link Express Logistics (KL) Sdn. Bhd.

	Board resolutions in writing in the form set out in Schedule 3 of the Malaysia Share Charge signed by every director of :		Ö

(a) G Link Express Logistics (JB) Sdn. Bhd.
(b) G Link Express Logistics (Penang) Sdn. Bhd.
(c) G Link Express Logistics (KL) Sdn. Bhd.

	Letter duly signed by each of the other shareholders of the following companies, waiving any right such shareholder may have under the articles of association of the companies or otherwise to purchase shares in the capital of:		Ö

(a) G Link Express Logistics (JB) Sdn. Bhd.
(b) G Link Express Logistics (Penang) Sdn. Bhd.
(c) G Link Express Logistics (KL) Sdn. Bhd.

	Shareholders resolutions signed by each and every member of the following companies in the form set out in Schedule 5 of the Malaysian Share Charge:		Ö

(a) G Link Express Logistics (JB) Sdn. Bhd.
(b) G Link Express Logistics (Penang) Sdn. Bhd.
(c) G Link Express Logistics (KL) Sdn. Bhd.

E.	PRC Share Charge

	Application Letter duly executed by Shaanxi Sunshine Cargo Service Co., Ltd;		Ö

	Board of Resolution duly signed by every director of Shaanxi Sunshine Cargo Service Co., Ltd;		Ö

(3)
To be provided by
		(2)	the Company by
		To be provided by	using its best
(1)		the Company at	endeavours after
Document		Completion	Completion
	Amendment to the Articles of Association duly executed by Shaanxi Sunshine Cargo Service Co., Ltd and each of its PRC shareholders;		Ö

	Table of Amendment to the Articles of Association duly signed by each of the PRC shareholder of Shaanxi Sunshine Cargo Service Co., Ltd		Ö

	Agreement on Amendment to the Joint Venture Contract duly executed by Shaanxi Sunshine Cargo Service Co., Ltd and each of its PRC shareholders;		Ö

	Table of Amendment to the Joint Venture Agreement duly signed by each of the PRC shareholders of Shaanxi Sunshine Cargo Service Co., Ltd		Ö

	Appointment Letter of directors to be signed by the transferee		Ö

	Equity Transfer Agreement duly executed by Stonepath Holdings (Hong Kong) Limited		Ö

	Equity Pledge Agreement duly executed by Stonepath Holdings (Hong Kong) Limited and SBI		Ö

	Waiver Letter signed by each PRC shareholder of Shaanxi Sunshine Cargo Service Co., Ltd		Ö

F.	Holdco Share Charge

	Certificates in respect of the charged shares of the Company		Ö

	Instrument of Transfer and contract notes duly executed by the Company in blank for the transfer of shares in the Company		Ö

	Signed undated letters of resignation from each director of the Company		Ö

	Board resolutions in writing in the form set out in Schedule 3 of the Holdco Share Charge signed by every director of the Company		Ö

Schedule 8
Schedule of Disclosures
A.	Planet Logistics Express (Singapore) Pte Ltd.
(i)	Banking facilities from United Overseas Bank Limited. The limit of the facility is equivalent to the amount of fixed deposit pledged.
B.	Shaanxi Sunshine Cargo Service Co., Ltd.
(i)	Loan of US$420,000 to shareholder Tsai Ye-Wei.
C.	G Link Express Logistics (Singapore) Pte Ltd.
(i)	Litigation as plaintiff against Image Glow Merchandising (M) SDN BHD for US$259,359.10 in outstanding invoices arising from the normal course of business.

Execution Page
The Company

SIGNED by	)
)
for and on behalf of	)
STONEPATH HOLDINGS (HONG KONG))
LIMITED	)
in the presence of :-)
The Subscribers

SIGNED by	)
)
for and on behalf of	)
SBI BRIGHTLINE, LLC	)
in the presence of :-)

SIGNED by	)
)
for and on behalf of	)
HONG KONG LEAGUE CENTRAL	)
CREDIT UNION	)
in the presence of :-)